MEMBERS® FREEDOMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated June 27, 2012

to the

Prospectus dated May 1, 2012

Effective close of business on September 11, 2012, the TA Madison Large Cap Growth and TA Madison Moderate Growth Allocation subaccounts (the “Subaccounts”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those subaccounts after September 11, 2012. Effective on or about close of business on September 14, 2012, the Subaccounts will be liquidated (the “liquidation date”).

If you have any amount in the Subaccounts on September 11, 2012, you may do the following (subject to the terms and conditions contained in the prospectus) until the liquidation date:

•	transfer amounts out of the Subaccounts into other subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into those subaccounts.

See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Members® FreedomSM Variable Annuity dated May 1, 2012